EXHIBIT 10.1

CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

This Convertible Note and Warrant Purchase Agreement, dated as of October [__], 2014 (this “Agreement”), is entered into by and among Cortex Pharmaceuticals, Inc. (the “Company”), a corporation incorporated in the state of Delaware, and each of the undersigned persons and entities listed on the schedule of investors attached hereto as Schedule I (the “Investors”).

The Company and each of the Investors hereby agree as follows:

1. The Convertible Notes.

(a) Authorization of Convertible Notes and Warrants. The Company has authorized the issue and sale of up to $1,000,000.00 aggregate principal amount (“Total Principal Amount”) of its (i) 10% Convertible Notes due September 15, 2015 in substantially the form set out in Exhibit A hereto (as amended, restated or otherwise modified from time to time pursuant to Section 6, all such Convertible Notes, the “Convertible Notes”) and (ii) Warrants to Purchase Common Stock in substantially the form set out in Exhibit B hereto (as amended, restated or otherwise modified from time to time pursuant to Section 6, all such Warrants to Purchase Common Stock, the “Warrants”). Each Warrant to Purchase Common Stock shall be initially exercisable into that number of shares of Common Stock of the Company calculated as each Investor’s investment amount divided by $0.035. References to an “Exhibit” or “Schedule” are references to an Exhibit or Schedule attached to this Agreement unless otherwise specified. References to a “Section” are references to a Section of this Agreement unless otherwise specified.

(b) Issuance of Convertible Notes and Warrants. At each Closing provided for in Section 1(c) in respect of a particular Investor, on the terms and subject to the conditions hereof, the Company agrees to issue and sell to such Investor, and such Investor severally agrees to purchase from the Company, a Convertible Note and Warrant for the investment amount set forth opposite the respective Investor’s name on Schedule I hereto in respect of such Convertible Note and Warrant (collectively, the “Investment Amount”). The obligations of the Investors to purchase Notes and Warrants are several and not joint obligations and no Investor shall have any liability to any Person for the performance or non-performance of any obligation by any other Investor hereunder. The aggregate Investment Amounts for the purchase of Convertible Notes and Warrants hereunder shall not exceed $1,000,000.00.

(c) Closings; Use of Proceeds. The sale and purchase of the Convertible Notes and Warrants to be purchased by the Investors shall take place at one or more closings (each a “Closing” and collectively with the Additional Closings (as defined below), the “Closings”) to be held at such places and times as the Company and the applicable Investors may determine (each a “Closing Date” and collectively “Closing Dates”). At each Closing, the Company will deliver to each of the applicable Investors the Convertible Note and the Warrant to be purchased by such Investor dated the date of the Closing and registered in such Investor’s name, against receipt by the Company of such Investor’s Investment Amount for the account of the Company by wire transfer of immediately available funds in accordance with the Company’s instructions. The Company may conduct additional Closings at the Company’s option in the Company’s sole discretion (each, an “Additional Closing”) to be held at such places and times as the Company and the Investors participating in such Additional Closing may determine (each, an “Additional Closing Date”). The proceeds of the Convertible Notes and Warrants shall be used for costs and expenses of the Company in connection with research and development, general and administrative purposes and working capital.

2. Representations and Warranties of the Company. The Company represents and warrants to each Investor that, except as set forth on Schedule II hereto:

(a) Due Incorporation, Qualification. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where such qualification or license is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

(b) Authority; Enforceability. The execution, delivery and performance by the Company of this Agreement and each Convertible Note and each Warrant issued hereunder (collectively, the “Transaction Documents”) and the consummation of the transactions contemplated hereby and thereby (i) are within the corporate power of the Company and (ii) have been duly authorized by all necessary corporate action on the part of the Company. Each Transaction Document executed or to be executed at each Closing by the Company has been, or will be at each Closing, duly executed and delivered by the Company and constitutes, or will constitute as of such Closing, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(c) Non-Contravention. The execution and delivery by the Company of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby do not (i) violate the Company’s Articles of Incorporation, Certificate of Incorporation, Bylaws or other formation or charter documents, as applicable (as amended, the “Charter Documents”), (ii) violate any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (iii) result in the breach of any material provision of or in the acceleration of, or entitle any other person to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound; or (iv) result in the creation or imposition of any lien or encumbrance upon any property, asset or revenue of the Company under any material agreement or instrument to which the Company is bound.

(d) Litigation. As of the date of the initial Closing, no actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of the Company, threatened in writing against the Company or the Company’s subsidiaries, if any, at law or in equity in any court or before any other governmental authority.

(e) Title. The Company and the Company’s subsidiaries, if any, own and have good and marketable title in fee simple absolute to, or a valid leasehold interest in, all their respective real properties and good title to their other respective assets and properties. Such assets and properties are subject to no liens or encumbrances.

(f) Intellectual Property. The Company and the Company’s subsidiaries, if any, own or possess sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as proposed to be conducted, without any conflict with, or infringement of, the rights of others. Since March 22, 2013, each employee of the Company has executed, or will execute, a confidential information and invention assignment agreement in favor of the Company. Since March 22, 2013, the Company has entered into, or intends to enter into, an agreement containing appropriate confidentiality and invention assignment provisions in favor of the Company with each consultant to the Company that has had or will have access to the Company’s intellectual property.

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(g) Debt for Borrowed Money. As of the date of this Agreement, the Company does not have any outstanding debt for borrowed money, other than, for the avoidance of doubt, as disclosed on Schedule II.

3. Representations and Warranties of Investors. Each Investor, for that Investor alone, represents and warrants to the Company upon the acquisition of a Convertible Note and Warrant as follows:

(a) Binding Obligation. Such Investor has full legal capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement and the Transaction Documents constitute valid and binding obligations of such Investor, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) Securities Law Compliance. Such Investor has been advised that the Convertible Notes and the Warrants and the underlying securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such Investor has not been formed solely for the purpose of making this investment and is purchasing the Convertible Notes and Warrants to be acquired by such Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. Investor has no present intention of selling, granting any participation in, or otherwise distributing the same and Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, grant any participation in or otherwise distribute all or any part of the Convertible Notes or Warrants. Such Investor has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing such Investor’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time. Such Investor is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act. Each Investor further represents that such Investor has had the opportunity to ask questions of the Company and received answers concerning the terms and conditions of the sale of the Convertible Notes and the Warrants.

(c) Source of Funds. Each Investor severally represents that, as to each source of funds (each a “Source”) to be used by such Investor to pay the purchase price of the Convertible Notes and Warrants to be purchased by such Investor hereunder, the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

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4. Conditions to Closing of the Investors. Each Investor’s obligations at the Closing or, with respect to any Additional Closing, each Additional Closing, are subject to the fulfillment, on or prior to the Closing Date or applicable Additional Closing Date, as the case may be, of all of the following conditions:

(a) Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof, in each case except as modified by Schedule II, shall have been true and correct when made, and shall be true and correct in all material respects on the Closing Date or applicable Additional Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date or applicable Additional Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Convertible Notes.

(c) Legal Requirements. On the date of the Closing or the applicable Additional Closing, the sale and issuance by the Company, and the purchase by the applicable Investors, of the Convertible Notes and Warrants shall be legally permitted by all laws and regulations to which such Investors or the Company are subject.

(d) Transaction Documents. The Company shall have duly executed and delivered to the Investors the following documents: (i) this Agreement and (ii) each Convertible Note and Warrant issued hereunder on the date of the Closing or the applicable Additional Closing.

5. Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Convertible Notes and Warrants at the Closing or, with respect to any Additional Closing, at each Additional Closing, is subject to the fulfillment, on or prior to the Closing Date or applicable Additional Closing Date, as the case may be, of all of the following conditions:

(a) Representations and Warranties. The representations and warranties made by the applicable Investors in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing Date and the applicable Additional Closing Date.

(b) Legal Requirements. On the date of the Closing or the applicable Additional Closing, the sale and issuance by the Company, and the purchase by the applicable Investors, of the Convertible Notes and Warrants shall be legally permitted by all laws and regulations to which such Investors or the Company are subject.

(c) Transaction Documents. With respect to the obligation to sell and issue a Convertible Note and Warrant to any Investor, such Investor shall have duly executed and delivered to the Company (i) this Agreement and (ii) an executed acceptance by such Investor of the applicable Convertible Note and applicable Warrant issued hereunder to such Investor on the date of the Closing or the applicable Additional Closing.

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6. Disclosures.

(a) Brokers and Finder’s Fees. At the Company’s sole discretion, the Company may pay (i) a cash placement agent fee, brokerage commission, finder’s fee or similar payment of up to 7% of the Total Principal Amount to any qualified referral source, which may be an affiliate of the Company, to which it can legally make such payment, in the form of cash, as well as (ii) a warrant fee in the form of a warrant or warrants (“Placement Agent Warrants”), exercisable into up to 7% of that number of shares of Common Stock into which the applicable Convertible Notes may convert. Such Placement Agent Warrants shall be exercisable at the same price per share of Common Stock at which the applicable Convertible Notes convert and shall expire on September 15, 2015. The Placement Agent Warrants shall have a cashless exercise provision. Placement Agent Warrants may be issued to designees of the qualified referral source upon request by the qualified referral source, as may be agreed by the Company in its sole discretion. Officers, directors, managers, employees, affiliates and associated persons of the Company, and affiliates of any of the foregoing qualified referral sources, are eligible to invest as Investors in the Convertible Notes and the Warrants, and are eligible to, and may, receive fees, directly or indirectly (including, without limitation, fees in respect of such person or persons’ investments in the Convertible Notes and the Warrants).

(b) Conflict of Interest. Aurora Capital LLC shall be a qualified referral source pursuant to Section 6(a) above. Aurora Capital LLC and certain of its members, managing members, officers directors, associated persons or employees either previously or by virtue of becoming an Investor, may be or may become direct or indirect shareholders or note holders or warrant owners of the Company or may be officers or directors of the Company. Specifically, but not by way of limitation, both Arnold S. Lippa and Jeff Eliot Margolis are indirect owners of member interests of Aurora Capital LLC, members of the Board of Directors of the Company, officers of the Company and direct or indirect shareholders of the Company. Aurora Capital LLC is a direct owner of Common Stock of the Company.

(c) Arm’s Length Negotiation. The Company has not set the price of the Convertible Note or the Warrant through an arms-length negotiation with any Investor or Investor representative. The Company believes the price at which the Convertible Notes and Warrants are being offered appropriately reflects economic realities under the Company’s current circumstances. However, there can be no assurances that the Convertible Notes or Warrants are not worth substantially less than the price at which they are being sold.

(d) Legal Counsel. Each Investor hereby represents and warrants and that it has consulted with legal counsel of its choosing, or has had sufficient opportunity to consult with legal counsel of its choosing, in respect of the terms and conditions of this Agreement and the applicable Convertible Note and Warrant of such Investor.

(e) Original Issue Discount. This Note is being issued with original issue discount. Each Investor hereby acknowledges and agrees that no assignment or other transfer of the Note shall be effective unless a legend has been added to the Note in accordance with Treasury Regulation §1.1275-3(b) stating that the Note was issued with original issue discount and specifying (i) the dollar amount of such original issue discount, (ii) the dollar amount of the issue price of the Note, (iii) the issue date of the Note, and (iv) the percentage constituting the yield to maturity of the Note.

7. Miscellaneous.

(a) Waivers; Amendments. Except as otherwise expressly provided in the Warrant (with respect to any Warrant only) and except as otherwise expressly provided in the Convertible Note (with respect to any Convertible Note only), any provision of this Agreement and the Convertible Notes and Warrants may be amended, waived or modified only upon the written consent of the Company and Investors holding more than 50% of the aggregate outstanding Investment Amount of the Convertible Notes and Warrants (a “Majority in Interest of Investors”); provided however, that no such amendment, waiver or consent shall reduce the Investment Amount of an Investor, in each case without such Investor’s written consent. Any amendment or waiver effected in accordance with this paragraph shall be binding upon all of the parties hereto. Notwithstanding the foregoing, this Agreement may be amended to add a party as an Investor hereunder in connection with Additional Closings without the consent of any other Investor.

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(b) Nature of Investment. For the avoidance of doubt, the parties hereto acknowledge and agree that the payment of the Investment Amount to the Company by an Investor in respect of any Convertible Note (but not in respect of any Warrant) will be deemed to be a loan to or indebtedness of the Company.

(c) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of law provisions of the State of New York or of any other state.

(d) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(e) Successors and Assigns. Subject to the restrictions on transfer described in Section 6(f) below, the rights and obligations of the Company and the Investors shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

(f) Assignment. The rights, interests or obligations hereunder and under the Convertible Notes and/or Warrants may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of a Majority in Interest of Investors. The rights, interests or obligations hereunder and under the Convertible Notes and/or Warrants may not be assigned by any Investor without the prior written consent of the Company.

(g) Entire Agreement. This Agreement together with the other Transaction Documents constitute and contain the entire agreement among the Company and Investors and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

(h) Notices. All notices, demands, consents, or other communications hereunder shall in writing and faxed, mailed or delivered to each party as follows: (i) if to a Investor, at such Investor’s address or facsimile number set forth in the Schedule of Investors attached as Schedule I, or at such other address as such Investor shall have furnished the Company in writing in accordance with this paragraph, or (ii) if to the Company, at such address or fax number set forth on the signature pages hereto, or at such other address or facsimile number as the Company shall have furnished to the Investors in writing in accordance with this paragraph. All such communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

(i) Expenses. Each of the Company and the Investors will bear their own respective expenses associated with the negotiation, execution and delivery of this Agreement and the Convertible Notes.

(j) Only Company Liable. In no event shall any stockholder, officer, director or employee of the Company be liable for any amounts due or payable pursuant to any Transaction Document.

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(k) Severability. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(l) Headings. Headings used in this Note have been included for convenience and ease of reference only, and will not in any manner influence the construction or interpretation of any provision of this Note.

(m) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same agreement. Facsimile copies of signed signature pages will be deemed binding originals.

(Signature Page Follows)

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The parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

COMPANY:

CORTEX PHARMACEUTICALS, INC.
a Delaware corporation

By:
Name:	Arnold S. Lippa
Title:	Executive Chairman and Chief Executive Officer

Address for notices:

Cortex Pharmaceuticals, Inc.

Attention: Arnold S. Lippa

Executive Chairman & CEO

126 Valley Road, Suite C

Glen Rock, NJ 07452

(phone): 201-906-2466

(fax): 415-887-7814

(Signature Page to Convertible Note and Warrant Purchase Agreement)

INVESTORS:

[INVESTOR NAME]

By:
Name:
Title:

(Signature Page to Convertible Note and Warrant Purchase Agreement)

SCHEDULE I

SCHEDULE OF INVESTORS

Investor Name, Contact Name, Address, Phone, Fax	Convertible Note Investment Amount	Warrant Investment Amount	Investment Amount (Total)	Closing Date
[_________]	$[_______]	$[_______]	$[_______]	[_____], 2014

SCHEDULE II
EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

Transaction Documents

The Convertible Notes

The Warrants

SEC Filings

The Company has not filed all required periodic filings with the Securities and Exchange Commission.

Samyang Documents

Permitted liens include the liens granted to Samyang Optics Co., Ltd. (now known as SY Corporation, Co., Ltd.) (“Samyang”) and its successors and assigns under that certain Securities Purchase Agreement, dated as of June 25, 2012, between the Company and Samyang and any documents delivered in connection therewith (as amended, restated or otherwise modified from time to time, collectively, the “Samyang Documents”). The indebtedness pursuant to the Samyang Documents and all transactions contemplated in connection with the Samyang Documents are permitted hereunder. The Company is in default of certain of the Samyang Documents.

Trade Accounts

From time to time, the Company has obligations in respect of trade accounts payable.

The Company has certain obligations in respect of claims by one prior employee and certain prior advisors.

EXHIBIT A

FORM OF CONVERTIBLE NOTE

[see attached]

EXHIBIT A

FORM OF CONVERTIBLE NOTE

NEITHER THIS NOTE NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW, AND NO INTEREST HEREIN OR THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, (B) THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES (CONCURRED IN BY COUNSEL FOR THE COMPANY) THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

CORTEX PHARMACEUTICALS, INC.

10% CONVERTIBLE NOTE DUE SEPTEMBER 15, 2015

$[_________]	Glen Rock, NJ

October [__], 2014

FOR VALUE RECEIVED, Cortex Pharmaceuticals, Inc., a Delaware corporation (the “Company”), promises to pay to [__________] (the “Holder”) the aggregate principal amount of $[________] (the “Principal Amount”) plus accrued interest upon the terms and subject to the conditions set forth in this Convertible Note (such Convertible Note referred to herein as the “Note”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Convertible Note and Warrant Purchase Agreement, dated as of October [__], 2014, by and among the Company, the Holder, and the other investors party thereto (as amended or otherwise modified as of the date hereof, the “Purchase Agreement”). This Note is one of a series of the Company’s Convertible Notes, is being purchased by the Holder along with a Warrant, and the Holder is entitled to the benefits of the Purchase Agreement.

1. Interest. Interest shall accrue on the outstanding Principal Amount, from the date hereof until the date this Note is converted or paid in full, at the rate of ten percent (10%) per annum, which shall be compounded annually on a 360 day basis (the “Interest Rate”). All accrued interest shall be due and payable in full at maturity (whether on the Maturity Date (as defined below) or the Extended Maturity Date (as defined below), as applicable), conversion or payment in full of this Note, as provided herein. All cash payments received by the Holder in respect of this Note shall be applied first to accrued interest and thereafter to the repayment of the outstanding Principal Amount. If converted, all accrued interest shall be paid in the securities into which this Note shall convert.

2. Maturity Date and Extended Maturity Date.

(a) Unless paid in full in cash or converted in accordance with the terms of this Note prior to such date, the outstanding Principal Amount plus all accrued and unpaid interest thereon shall be due and payable in full on September 15, 2015 (the “Maturity Date”). Notwithstanding the foregoing, the Company may elect, at its option and in its sole discretion, to extend the Maturity Date (“Extended Maturity Date”) to September 15, 2016 upon thirty (30) days’ notice to the Holder delivered prior to the Maturity Date, subject to the issuance by the Company to the Holder of one or more warrants, exercisable for a period of one year from the date of issuance, to purchase the Company’s common stock, par value $0.001 (“Common Stock”) exercisable at $0.035 per share of Common Stock, into that number of shares of Common Stock calculated as the product of the Principal Amount of the Note plus any accrued and unpaid interest, multiplied by 50% and then dividing that product by $0.035 (“Extended Maturity Date Warrant”). The Extended Maturity Date Warrant shall otherwise be substantially similar in form and substance to the Warrant issued in connection with this Note.

(b) At any time (including, without limitation, in lieu of demanding payment at maturity (whether on the Maturity Date or the Extended Maturity Date, as applicable)), the Holder may elect, at its option and in its sole discretion, to convert the outstanding Principal Amount plus accrued and unpaid interest under this Note into a number of shares of the Company’s common stock (the “Common Stock”) equal to the quotient obtained by dividing the outstanding Principal Amount plus any accrued and unpaid interest under this Note by $0.035, subject to adjustment for stock splits, reverse stock splits, common stock dividends, and similar recapitalization events. In the event that the Principal Amount and accrued interest thereon is not paid in full at maturity (whether on the Maturity Date or the Extended Maturity Date, as applicable), and the Holder has not exercised its conversion right specified above, to the extent the Note is subject to the Default Rate pursuant to Section 7 hereof, the Note will continue to be subject to the Default Rate (as defined below). The Company will endeavor to notify the Holder at least 30 days prior to the Maturity Date or, if applicable, the Extended Maturity Date, of the Company’s obligation to repay in cash amounts outstanding under the Convertible Note at such time if not previously converted in accordance with Section 2(b) hereof.

3. No Prepayment. The Company may not prepay this Note in whole or in part without the prior written consent of the Holder except pursuant to a Qualified Financing.

4. Qualified Financing. In the event of any equity or equity-linked securities financing resulting in gross proceeds to the Company in an aggregate principal amount of at least $1,000,000.00 (a “Qualified Financing”), at a Common Stock equivalent price of $0.035 or greater, the outstanding Principal Amount and accrued and unpaid interest under the Notes shall automatically convert into the Company’s Common Stock, such conversion to be effective concurrently with the closing of the Qualified Financing.

5. Acquisition. Concurrently with the closing of a merger, share exchange, consolidation, acquisition of all or substantially all of the assets or stock, reorganization or liquidation of the Company that results in the stockholders of the Company immediately prior to such transaction owning less than 50% of the voting capital stock of the Company (or its successor or parent corporation) immediately after the transaction or, in the case of a sale of assets or liquidation, the Company owning after the transaction less than substantially all of the assets owned by the Company prior to the transaction (other than an issuance of equity securities for the primary purpose of raising capital) or any other event that constitutes a “Capital Change” under the Company’s Second Restated Certificate of Incorporation, as it may be amended, restated or otherwise modified from time to time (any such transaction, an “Acquisition”) that occurs prior to the satisfaction in full (whether by payment or conversion) by the Company of the outstanding Principal Amount and all accrued and unpaid interest under this Note, the Company may elect to either (i) convert the outstanding Principal Amount and all accrued and unpaid interest hereunder into shares of Company stock in accordance with the provisions of Section 2(b), or (ii) accelerate the Maturity Date (or, if applicable, the Extended Maturity Date) to the date of closing of the Acquisition transaction and thereupon the Company shall be obligated to pay holder an amount equal to then outstanding Principal Amount plus any accrued and unpaid interest in full satisfaction of its obligations hereunder. In conjunction with such conversion in connection with an Acquisition, the Holder shall execute all documentation required to be executed by other stockholders of Company in connection with the Acquisition, including, without limitation, escrow, indemnification and other similar agreements.

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6. Effect of Conversion. Upon conversion of this Note into shares of the Company’s Common Stock in accordance with the terms hereof, and, if and as applicable, upon receipt by the Company of any required documentation from the purchaser, exchange agent or transfer agent, as the case may be, the Company shall promptly issue and deliver to the Holder (a) a certificate or certificates for the shares issuable upon such conversion of this Note (“Conversion Shares”). Such conversion shall be deemed to have been made, in the case of conversion pursuant to Section 2(b), as of the close of business on the Maturity Date (or the Extended Maturity Date, if applicable) or such earlier date as may be designated by the Holder in accordance with Section 2(b); in the case of a Qualified Financing, simultaneously with the completion of the initial closing of the Qualified Financing; and in the case of an Acquisition, immediately prior to the closing of such Acquisition (in each case, the “Conversion Time”). The Holder shall be treated for all purposes as the record holder of such Conversion Shares as of the Conversion Time. No fractional Conversion Shares shall be issued in connection with any conversion of this Note, and any fractional shares shall be rounded up or down to the nearest whole share in lieu of any such fraction (and any fraction representing one-half of a share shall be rounded up). The issuance of Conversion Shares to the Holder upon conversion of this Note in accordance with its terms shall constitute indefeasible satisfaction in full of the obligations of the Company under this Note.

7. Event of Default. If the Company (a) fails to pay when due any principal or interest payment on the due date hereunder, and such payment shall not have been made within five (5) days of the Company’s receipt of the Holder’s written notice to the Company of such failure to pay; (b) materially breaches any other covenant contained in this Note and such failure continues for 30 days after the Company receives written notice of such material breach from the Holder; (c) voluntarily files for bankruptcy protection or makes a general assignment for the benefit of creditors; or (d) is the subject of an involuntary bankruptcy petition and such petition is not dismissed within 60 days, then in any such case the Holder may, upon written notice to the Company (any of the foregoing, an “Event of Default”), declare the Note in default and immediately due and payable in full. From that date forward, at the option of and upon written notice from the Holder, this Note shall bear interest at a rate of the lower of twelve percent (12%) per annum or the highest rate allowed by applicable law (such lower rate, the “Default Rate”), until the earlier of payment in full, conversion, waiver of any applicable Event of Default or rescission of such notice.

8. Information Rights. So long as this Note is outstanding, the Company agrees to deliver to Holder any material information provided to stockholders of the Company in their capacity as such and, upon request of Holder, such other material information that a stockholder of the Company would be entitled to receive by law or under the charter documents of the Company.

9. Notices. All notices provided for in this Note shall be in writing and delivered in accordance with the Purchase Agreement.

10. Governing Law. This Note, and any disputes arising under this Note, will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflict of laws principle to the contrary. The Company and the Holder agree that the state and federal courts located in New York County, New York will have exclusive jurisdiction over any dispute between them arising out of this Note.

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11. Assignment. Subject to the restrictions on transfer described in the next sentence, the rights and obligations of the Company and the Holder shall be binding upon and shall inure to the benefit of their successors, assigns and transferees. Holder may not assign or otherwise transfer this Note without prior written consent of the Company. No assignment or other transfer of the Note shall be effective unless a legend has been added to the Note in accordance with Treasury Regulation §1.1275-3(b) stating that the Note was issued with original issue discount and specifying (i) the dollar amount of such original issue discount, (ii) the dollar amount of the issue price of the Note, (iii) the issue date of the Note, and (iv) the percentage constituting the yield to maturity of the Note.

12. Waiver and Amendment. The provisions of this Note may be amended or waived only upon the written consent of the Company, the Holder and the majority in interest of the then Holders (as determined based on the principal amount then outstanding under all of the Convertible Notes); provided, however, that no such amendment or waiver may adversely affect any Holder’s rights without such Holder’s consent.

13. Collection Costs. The Company agrees to pay all costs and expenses, including without limitation reasonable attorney’s fees, incurred by the Holder in any action brought to enforce the terms of this Note and/or to collect this Note, and in any appeal thereof.

14. Headings. Headings used in this Note have been included for convenience and ease of reference only, and will not in any manner influence the construction or interpretation of any provision of this Note.

15. Only Company Liable. In no event shall any stockholder, officer, director or employee of the Company be liable for any amounts due or payable pursuant to this Note.

16. Counterparts. The Note may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

***

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The Company has caused this Convertible Note to be signed by its duly authorized officer and dated the day and year first above written.

CORTEX PHARMACEUTICALS, INC.

By:

Name:

Title:

(Signature Page to Form of Convertible Note)

AGREED AND ACCEPTED:

[HOLDER]

Name:

Address:

Email:

(Signature Page to Form of Convertible Note)

EXHIBIT B

FORM OF WARRANT

[see attached]

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EXHIBIT B

FORM OF WARRANT

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW, AND NO INTEREST HEREIN OR THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION, (B) THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES (CONCURRED IN BY COUNSEL FOR THE COMPANY) THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

WARRANT TO PURCHASE COMMON STOCK

cortex pharmaceuticals, inc.

Warrant Number: [_______]	Initial Exercise Date: [_________], 2014

THIS WARRANT TO PURCHASE COMMON STOCK (the “Warrant”) certifies that, for value received, [______________] or its permitted assigns (the “Holder”) is entitled, upon the terms and conditions hereof, and subject to the limitations on exercise hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to 5:00 p.m. New York time on September 15, 2015 (the “Termination Date”) but not thereafter, to subscribe for and purchase from Cortex Pharmaceuticals, Inc., a Delaware corporation (the “Company”), up to [_______] shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Convertible Note and Warrant Purchase Agreement, dated as of October [__], 2014 (the “Purchase Agreement”), among the Company and the Investors. This is one of the “Warrants” referred to in the Purchase Agreement.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on any Business Day (as defined below) on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly completed and executed facsimile copy of the Notice of Exercise form annexed hereto (the “Notice of Exercise”). Within three (3) Business Days (as defined below) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price (as defined below) for the shares specified in the applicable Notice of Exercise by wire transfer in immediately available funds or cashier’s check drawn on a United States bank in immediately available funds. A “Business Day” means any day other than a Saturday or Sunday or any day that national commercial banks in New York City, New York are authorized or required to close or any day that the NADSAQ stock markets or any other nationally recognized stock markets are closed. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Business Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Company, either directly or through its representative, shall maintain, or cause to be maintained, records showing the number of Warrant Shares purchased and the date of such purchases, which records shall be deemed to be accurate absent manifest error. The Company shall deliver any objection to any Notice of Exercise within two (2) Business Days of actual receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

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b) Exercise Price. The exercise price per share of the Common Stock under this Warrant initially shall be $0.035 per share, subject to adjustment hereunder (including, without limitation, under Sections 2 and 3 hereof) (as adjusted, the “Exercise Price”).

c) Mechanics of Exercise.

i. Delivery of Certificates Upon Exercise. Certificates for shares issuable upon the exercise hereof shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is a participant in such system and such shares are eligible for legend removal, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise on the date that is no more than five (5) Business Days after the latest of (A) the delivery to the Company of the Notice of Exercise, (B) surrender of this Warrant (if required), and (C) payment of the aggregate Exercise Price as set forth above (such date, the “Warrant Share Delivery Date”). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the latter of the date the Warrant has been exercised and payment to the Company of the Exercise Price has been made in good funds by either certified check, wire transfer or other similar payment method and all taxes required to be paid by the Holder, if any, pursuant to Section 2(c)(v) prior to the issuance of such shares, having been paid.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to transmit, or to cause the transfer agent of the Company to transmit, to the Holder a certificate or the certificates representing the Warrant Shares pursuant to Section 2(c)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

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v. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto (the “Assignment Form”) duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

vi. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

vii. Acquisitions. If at any time while this Warrant is outstanding there is an Acquisition (as defined below), then the Holder shall receive from any surviving entity or successor to the Company, in exchange for this Warrant, a new warrant in the surviving entity or successor to the Company substantially in the form of this Warrant and with an exercise price adjusted to reflect the Common Stock equivalent price offered in the Acquisition. An “Acquisition” shall mean the closing of a merger, share exchange, consolidation, acquisition of all or substantially all of the assets or stock, reorganization or liquidation of the Company that results in the stockholders of the Company immediately prior to such transaction owning less than 50% of the voting capital stock of the Company (or its successor or parent corporation) immediately after the transaction or, in the case of a sale of assets or liquidation, the Company owning after the transaction less than substantially all of the assets owned by the Company prior to the transaction (other than an issuance of equity securities for the primary purpose of raising capital) or any other event that constitutes a “Capital Change” under the Company’s Second Restated Certificate of Incorporation, as it may be amended, restated or otherwise modified from time to time. The Holder shall execute all documentation required to be executed by the Company or the acquirer or successor of the Company in connection with the Acquisition, including, without limitation, escrow, indemnification and other similar agreements. Subject to and to the extent permitted by applicable law, the Company will endeavor to notify the Holder of any proposed Acquisition at least 30 days prior to the date of any Acquisition (or such shorter period as reasonably practicable under the circumstances); provided that the failure to so notify the Holder shall not in any way impair the Acquisition.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant and which shall not include any dividends paid-in-kind in respect to the Series G 1.5% Convertible Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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b) Calculations. All calculations under this Section 3 shall be made to the nearest 1/100th of a cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

c) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (B) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, or (C) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, any of the events in Section 3.(c)ii (A), (B) or (C) being an “Event”, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register (as defined below) of the Company, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such Event is expected to become effective or close, as applicable, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such Event; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the Event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws, the conditions set forth in Section 4(d) hereof, and the conditions of the Purchase Agreement (including, without limitation, the Company’s prior written consent in accordance with the Purchase Agreement), pursuant to which this Warrant was purchased, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with an Assignment Form duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

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b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall, either directly or through its representative, record or cause to be recorded, this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time, which Warrant Register shall be deemed to be accurate absent manifest error. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant satisfy any other reasonable conditions established by the Company, including, without limitation, a legal opinion reasonably acceptable to the Company with respect to such transfer.

e) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act. The Holder acknowledges that the Warrant Shares will not be registered under the Securities Act of 1933, as amended, or any applicable statute or foreign securities law, and will therefore not be freely transferable.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(c)(i).

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

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d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the trading market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or reasonably appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or reasonably appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. This Warrant is a contract between the Company and the Holder and its terms shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York, without giving effect to any choice or conflict of law provision or rule of that or any other jurisdiction. The Company and each Holder irrevocably consent to the jurisdiction of the United States federal courts and the state courts located in New York City, in any suit or proceeding based on or arising under this Warrant and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Holder irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company further agrees that service of process upon the Company mailed by first class mail shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding. Nothing herein shall affect the right of any Holder to serve process in any other manner permitted by law. The Company agrees that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

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f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be deemed delivered the day after the date sent if sent by overnight courier, the same day sent if sent by facsimile transmission or email with confirmation of receipt by the Holder, or three (3) days after deposit with the US Postal Service if sent via certified mail or first class mail if sent to the Holder at the address, facsimile number or email address provided by the Holder as of the last date on which Holder communicated in writing such contact information to the Company.

i) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

j) Successors and Assigns. Subject to applicable securities laws, the provisions and limitations of the Purchase Agreement (including, without limitation, the Company’s prior written consent in accordance with the Purchase Agreement) and this Warrant, and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. Such successors or permitted assigns of the Holder shall be deemed to be the Holder for all purposes hereunder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares. Nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.

k) Entire Agreement. This Warrant constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company, the Holder, and the majority in interest of the then Holders (as determined based on the number of Warrant Shares for which the then-outstanding Warrants are exercisable); provided, however, that no such amendment or waiver may adversely affect any Holder’s rights without such Holder’s consent.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

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n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

o) Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.

(Signature Page Follows)

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the ___ day of _____________, 2014.

CORTEX PHARMACEUTICALS, INC.

By:
Name:	Arnold S. Lippa
Title:	Chief Executive Officer and Executive Chairman

AGREED AND ACCEPTED:

[HOLDER]

Name:

Address:

Email:

NOTICE OF EXERCISE

To: CORTEX PHARMACEUTICALS, inc.

(1) The undersigned, pursuant to the provisions set forth in the attached Warrant No. ______, hereby irrevocably elects to purchase (check applicable box):

[  ]  ____________ shares of the Common Stock of Cortex Pharmaceuticals, Inc. covered by such Warrant;

(2) The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

[  ] $__________ in lawful money of the United States;

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

_________________________________________________

_________________________________________________

(please print or type name and address)

_________________________________________________

(please insert social security or other identifying number)

The Warrant Shares shall be delivered to the following:

_______ ___________________________________________

_______ ___________________________________________

_______ ___________________________________________

(please print or type name and address)

and if such number of shares of Common Stock shall not be all the shares evidenced by this Warrant Certificate, that a new Warrant for the balance of such shares be registered in the name of, and delivered to, Holder.

_______________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

_______________________________

_______________________________

_______________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity: _________________________________________________________________

Signature of Authorized Signatory of Investing Entity: ___________________________________________

Name of Authorized Signatory: _____________________________________________________________

Title of Authorized Signatory: ______________________________________________________________

Date: __________________________________________________________________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [____] all of or [_______] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________ whose address is

_______________________________________________________________.

_______________________________________________________________

Dated: ______________, _______

Holder’s Signature: _____________________________

Holder’s Address: _____________________________

_____________________________

Assignee’s Signature: ___________________________________________

Company’s Signature: ___________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.